SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 K Street NW, Washington, D.C. 20005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.	Results of Operations and Financial Condition

FTI Consulting, Inc. (“FTI Consulting”) uses a presentation from time to time in its discussions with investors (the “Presentation”). The Presentation includes FTI Consulting’s past and present financial results, operating data and other information. A copy of the Presentation is furnished as Exhibit 99.1 and has been posted to the FTI Consulting website at www.fticonsulting.com.

ITEM 7.01.	Regulation FD Disclosure

In the Presentation, FTI Consulting uses information derived from consolidated and segment financial information that may not be presented in its financial statements or prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of these measures are not presented in accordance with GAAP (“Non-GAAP”) under the rules promulgated by the Securities and Exchange Commission. Specifically, FTI Consulting has referred to the following non-GAAP measures:

•	Total Segment Operating Income

•	Adjusted EBITDA

•	Total Adjusted Segment EBITDA

•	Adjusted EBITDA Margin

•	Adjusted Net Income (Loss)

•	Adjusted Earnings per Diluted Share

•	Free Cash Flow

FTI Consulting has included the definitions of “Segment Operating Income (Loss)” and “Adjusted Segment EBITDA,” which are financial measures presented in accordance with GAAP, in order to more fully define the components of certain financial measures not presented in accordance with GAAP (“Non-GAAP”). FTI Consulting evaluates the performance of its operating segments based on Adjusted Segment EBITDA, and Segment Operating Income (Loss) is a component of the definition of Adjusted Segment EBITDA. FTI Consulting defines “Segment Operating Income (Loss)” as a segment’s share of consolidated operating income (loss). FTI Consulting defines “Total Segment Operating Income (Loss),” which is a Non-GAAP financial measure, as the total of Segment Operating Income (Loss) for all segments, which excludes unallocated corporate expenses. FTI Consulting uses Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA. FTI Consulting defines “Adjusted Segment EBITDA” as a segment’s share of consolidated operating income (loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. FTI Consulting uses Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of its segments because FTI Consulting believes it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. FTI Consulting defines “Adjusted Segment EBITDA Margin” as Adjusted Segment EBITDA as a percentage of a segment’s revenues.

FTI Consulting defines “Total Adjusted Segment EBITDA,” which is a Non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. FTI Consulting defines “Adjusted EBITDA,” which is a Non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. FTI Consulting believes that the Non-GAAP financial measures, which exclude the effects of remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges, when considered together with its GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of FTI Consulting’s operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of FTI Consulting’s competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in FTI Consulting’s industry. Therefore, FTI Consulting also believes that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of its operating results with the operating results of other companies.

FTI Consulting defines “Adjusted Net Income” and “Adjusted Earnings per Diluted Share” (“Adjusted EPS”), which are Non-GAAP financial measures, as net income and earnings per diluted share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. FTI Consulting uses Adjusted Net Income for the purpose of calculating Adjusted EPS. Management of FTI Consulting uses Adjusted EPS to assess total company operating performance on a consistent basis. FTI Consulting believes that this Non-GAAP financial measure, which excludes the effects of the remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt, when considered together with its GAAP financial results, provides management and investors with an additional understanding of its business operating results, including underlying trends.

FTI Consulting defines Free Cash Flow as net cash provided by operating activities less cash payments for purchases of property and equipment. FTI Consulting believes this non-GAAP financial measure, when considered together with its GAAP financial results, provides management and investors with an additional understanding of FTI Consulting’s ability to generate cash for ongoing business operations and other capital deployment.

Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in FTI Consulting’s Condensed Consolidated Statements of Comprehensive Income. Reconciliations of GAAP to Non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the Presentation.

The Presentation may contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions as of the date such forward-looking statements were made and are subject to significant risks and uncertainties. FTI Consulting does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by the forward-looking statements.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	May 2017 Presentation of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: May 3, 2017	By:	/S/ CURTIS LU
Curtis Lu
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	May 2017 Presentation of FTI Consulting, Inc.